Exhibit 99.5


November 23, 2002

ROHN Industries, Inc.
6718 West Plank Road
Peoria, Illinois 61604
Attention:  Board of Directors


          RE:  Resignation
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Gentlemen:

     Attached is my signed written notice of resignation as a Director of ROHN Industries, Inc. It is effective upon receipt. My resignation of the UNR Asbestos-Disease Claims Trust is prompted by concerns similar to those that led to the resignation as ROHN Directors of Messrs. Laeri and Levine.

                                        Sincerely,


                                        /s/ Gene Locks
                                        ---------------------------------

c:  Thomas Christopher, Esq.
    Kevin E. Irwin, Esq.